Exhibit 4.1

FIRST SUPPLEMENTAL INDENTURE
THIS FIRST SUPPLEMENTAL INDENTURE, dated as of September 5, 2014 (this “Supplemental Indenture”), is between Marathon Petroleum Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (the “Trustee”).
WITNESSETH
WHEREAS, pursuant to the Indenture, dated as of February 1, 2011, between the Company and the Trustee (the “Indenture”), the Company may from time to time issue and sell Securities in one or more series;
WHEREAS, the Company desires to create and authorize three new series of Securities entitled “3.625% Senior Notes due 2024” (the “2024 Notes”), limited initially to $750,000,000 in aggregate principal amount, “4.750% Senior Notes due 2044” (the “2044 Notes”), limited initially to $800,000,000 in aggregate principal amount, and “5.000% Senior Notes due 2054” (the “2054 Notes” and, together with the 2024 Notes and the 2044 Notes, the “Notes”), limited initially to $400,000,000 in aggregate principal amount, and to provide the terms and conditions upon which the Notes are to be executed, registered, authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Supplemental Indenture;
WHEREAS, the 2024 Notes, the 2044 Notes and the 2054 Notes are three series of Securities and are being issued under the Indenture, as supplemented by this Supplemental Indenture, and are subject to the terms contained therein and herein;
WHEREAS, the 2024 Notes, the 2044 Notes and the 2054 Notes are to be substantially in the form attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively; and
WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by or on behalf of the Trustee as provided in the Indenture and this Supplemental Indenture, the valid, binding and legal obligations of the Company, and to make this Supplemental Indenture a legal, binding and enforceable agreement, have been done and performed.
NOW, THEREFORE, in order to declare the terms and conditions upon which the Notes are executed, registered, authenticated, issued and delivered, and in consideration of the foregoing premises and the purchase of such Notes by the Holders thereof, the Company and the Trustee mutually covenant and agree, for the equal and proportionate benefit of the Holders from time to time of the Notes, as follows:
Section 1.Definitions. Terms used in this Supplemental Indenture and not defined herein shall have the respective meanings given such terms in the Indenture.
Section 2.    Creation and Authorization of Series.

(a)    There is hereby created and authorized the following three new series of Securities to be offered and issued under the Indenture, to be designated as the “3.625% Senior Notes due 2024,” the “4.750% Senior Notes due 2044” and the “5.000% Senior Notes due 2054.”
(b)    The 2024 Notes shall be limited initially to $750,000,000 in aggregate principal amount, the 2044 Notes shall be limited initially to $800,000,000 in aggregate principal amount and the 2054 Notes shall be limited initially to $400,000,000 in aggregate principal amount. Notwithstanding the foregoing initial aggregate principal amounts, the Company may, from time to time, without notice to or consent of the Holders of the Notes, increase the principal amounts of the Notes that may be issued under this Supplemental Indenture and issue such increased principal amounts (or any portion thereof), in which case any additional Notes so issued will have the same terms and conditions other than the public offering price, original interest accrual date and initial interest payment date, and the same CUSIP numbers as the applicable series of Notes previously issued, will be fungible with the applicable series of Notes previously issued for U.S. federal income tax purposes, and will carry the same right to receive accrued and unpaid interest as the Notes previously issued, and such additional notes will form a single series with the Notes of such series previously issued, including, without limitation, for purposes of waivers, amendments, redemptions and, if any, offers to purchase, and will rank equally and ratably with the Notes of such series previously issued.
(c)    The date on which the principal is payable on each series of the Notes, unless accelerated pursuant to the Indenture, shall be as provided in the applicable form of security attached hereto as Exhibit A, Exhibit B or Exhibit C.
(d)    The Notes shall bear interest as provided in the applicable form of security attached hereto as Exhibit A, Exhibit B or Exhibit C. The Interest Payment Dates and the Regular Record Dates for the determination of Holders of the Notes to whom such interest is payable shall be as provided in the applicable form of security attached hereto as Exhibit A, Exhibit B or Exhibit C.
(e)    The Notes shall be redeemable at the option of the Company as set forth in the applicable form of security attached hereto as Exhibit A, Exhibit B or Exhibit C. The Notes shall be subject to special mandatory redemption by the Company as set forth in the applicable form of security attached hereto as Exhibit A, Exhibit B or Exhibit C, upon a Redemption Event (as defined in such form of security).
(f)    The provisions of Article XII of the Indenture shall not be applicable to the Notes.
(g)    The Notes will be issued only in fully registered form, without coupons, in denominations provided herein and in the applicable form of security attached hereto as Exhibit A, Exhibit B or Exhibit C.
(h)    The Events of Default and covenants specified in the Indenture will apply to the Notes. In addition, with respect to the Notes of each series, the occurrence of the following event also shall constitute an “Event of Default”: if the Company fails to redeem the Notes of such series pursuant to the terms set forth in the applicable form of security attached hereto as Exhibit A, Exhibit B or Exhibit C upon a Redemption Event.

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(i)    With respect to the Notes of each series, any waiver or modification by the Company of the provisions relating to the special mandatory redemption upon a Redemption Event as set forth in the applicable form of security attached hereto as Exhibit A, Exhibit B or Exhibit C shall constitute a waiver or modification requiring the consent of the Holder of each Outstanding Security affected thereby under Section 9.02 of the Indenture.
(j)    The defeasance and covenant defeasance provisions of Article XIII of the Indenture, including both Sections 13.02 and 13.03 of the Indenture, will apply to the Notes.
(k)    The Notes of each series shall be issued in the form of one or more Global Securities substantially in the applicable form of security attached hereto as Exhibit A, Exhibit B or Exhibit C. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Notes. Additional provisions applicable to the Notes issued in the form of a Global Security are set forth in the applicable form of security attached hereto as Exhibit A, Exhibit B or Exhibit C.
(l)    The Notes shall be issuable only in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
(m)    The Trustee will initially act as the Security Registrar for the Notes of each series and as the Paying Agent with respect to the Notes of each series. The Place of Payment will be The Bank of New York Mellon Trust Company, N.A., 101 Barclay Street, New York, New York 10286.
(n)    Except as otherwise set forth herein and in the Notes, the terms of the Notes shall be as set forth in the Indenture, including those made part of the Indenture by reference to the Trust Indenture Act.
Section 3.    Effect of Supplemental Indenture. The provisions of this Supplemental Indenture are intended to supplement those of the Indenture as in effect immediately prior to the execution and delivery hereof. The Indenture shall remain in full force and effect except to the extent that the provisions of the Indenture are expressly modified by the terms of this Supplemental Indenture.
Section 4.    Governing Law. This Supplemental Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York, without giving effect to any principles of conflicts of laws thereunder to the extent the application of the laws of another jurisdiction would be required thereby.
Section 5.    Trustee Not Responsible for Recitals or Issuance of Notes. The recitals and statements contained herein shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or of the Notes other than with respect to the Trustee’s authentication and execution. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof.

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Section 6.    Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Supplemental Indenture, the latter provision shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Supplemental Indenture as so modified or to be excluded, as the case may be.
Section 7.    Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be deemed to be their original signatures for all purposes of the Supplemental Indenture as to the parties hereto and may be used in lieu of the original.
[The remainder of this page is left blank intentionally]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

MARATHON PETROLEUM CORPORATION

By:	/s/ Timothy T. Griffith
Name: Timothy T. Griffith
Title: Vice President, Finance and Investor Relations, and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Lawrence M. Kusch
Name: Lawrence M. Kusch
Title: Vice President

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Exhibit A

MARATHON PETROLEUM CORPORATION
3.625% Senior Notes due 2024

No.	$[●] CUSIP No. 56585AAG7
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED. AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
MARATHON PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [●] [Insert if Global Security: CEDE & CO.], or registered assigns, the principal sum of [●] Dollars ($[●]),or such greater or lesser amount as indicated on the Schedule of Exchanges of Securities attached hereto, on September 15, 2024, and to pay interest thereon from September 5, 2014 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year commencing March 15, 2015, at the rate of 3.625% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or

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September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange all as more fully provided in said Indenture. If an Interest Payment Date, a Stated Maturity or a Redemption Date with respect to this Security falls on a day that is not a Business Day, the payment will be made on the next Business Day and no interest will accrue for the period from and after such Interest Payment Date, Stated Maturity or Redemption Date.
Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that (1) payments on any Global Security shall be made by electronic (same-day) funds transfer to the Depositary and (2) at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by electronic funds transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written instructions.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated:

MARATHON PETROLEUM CORPORATION,
By: ___________________________________

Attest: _________________________________

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By: ____________________________________
Authorized Signatory

MARATHON PETROLEUM CORPORATION
3.625% Senior Notes due 2024
This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 1, 2011, as supplemented by the First Supplemental Indenture, dated as of September 5, 2014 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $750,000,000.
Prior to June 15, 2024, the Securities of this series are subject to redemption upon not less than 30 days notice by mail, in whole at any time or in part from time to time, at the election of the Company, at a Redemption Price equal to the greater of (1) 100% of the principal amount of such Securities to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 20 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but not including, the Redemption Date.
On or after June 15, 2024, the Securities of this series are subject to redemption upon not less than 30 days notice by mail, in whole at any time or in part from time to time, at the election of the Company, at a Redemption Price equal to 100% of the principal amount of such Securities to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the Redemption Date.
“Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York, New York or Findlay, Ohio are authorized or obligated by law or executive order to close.
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

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“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average, as determined by the Company, of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the the Company obtains fewer than six such Reference Treasury Dealer Quotations, the average of all such quotations.
“Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.
“Reference Treasury Dealer” means each of RBS Securities Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, a dealer in U.S. Government securities selected by Mitsubishi UFJ Securities (USA), Inc. and two additional dealers in U.S. Government securities selected by the Company (each a “Primary Treasury Dealer”) and their respective successors that the Company specifies from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the the Company by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.
“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.
Notice of the redemption will be mailed to holders of Securities by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. If

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fewer than all of the Securities are to be redeemed, the Trustee will select, not more than 45 days prior to the Redemption Date, the particular Securities or portions thereof for redemption from the outstanding Securities not previously called by such method as the Trustee deems fair and appropriate.
Unless the Company defaults in payment of the redemption price, on or after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption.
In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
In the event that (a) the Acquisition is not consummated on or prior to September 30, 2015 or (b) if prior to September 30, 2015 the Purchase Agreement is terminated, other than in connection with the consummation of the Acquisition and is not otherwise amended or replaced (each event, a “Redemption Event”), the Securities of this series will be redeemed at the special mandatory redemption price equal to 101% of the principal amount of such Securities plus accrued and unpaid interest from the date of initial issuance, or the most recent date to which interest has been paid or provided for, whichever is later, to, but excluding, the Special Mandatory Redemption Date.
The Company, either directly or through the Trustee on the Company’s behalf, will cause a notice of the special mandatory redemption to be sent, with a copy to the Trustee, not later than five Business Days after the occurrence of the Redemption Event to each Holder at its registered address. Such notice will also specify the Special Mandatory Redemption Date. If funds sufficient to pay the special mandatory redemption price of all Securities to be redeemed on the Special Mandatory Redemption Date are deposited with the Paying Agent on or before such Special Mandatory Redemption Date, and certain other conditions are satisfied, on and after such Special Mandatory Redemption Date, such Securities will cease to bear interest and all rights under such Securities shall terminate.
“Acquisition” means the pending acquisition of Hess Retail Holdings LLC by Speedway LLC pursuant to the Purchase Agreement.
“Purchase Agreement” means the purchase agreement, dated May 21, 2014, between Speedway LLC and Hess Corporation, pursuant to which Speedway LLC has agreed to purchase from Hess Corporation all of the outstanding membership interest of Hess Retail Holdings LLC.
“Special Mandatory Redemption Date” means the date no later than the tenth Business Day following the earlier to occur of (a) September 30, 2015 or (b) the date that the Purchase Agreement is terminated other than in connection with the consummation of the Acquisition and is not otherwise amended or replaced.

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The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or of certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.
The Indenture contains provisions permitting the Company and the Trustee to modify the Indenture or any supplemental indenture without the consent of the Holders for one or more of the following purposes: (1) to evidence the succession of another corporation to the Company; (2) to add to the covenants of the Company; (3) to add additional events of default for the benefit of Holders of all or any series of Securities; (4) to add to or change provisions of the Indenture to allow for the issuance of Securities in other forms; (5) to add to, change or eliminate any of the provisions of the Indenture in respect of one or more series of Securities thereunder, under certain conditions specified therein; (6) to secure the Securities pursuant to the requirements of Section 10.05 of the Indenture or otherwise; (7) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01 of the Indenture; (8) to evidence the appointment of a successor Trustee; and (9) to cure any ambiguity, to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision of the Indenture, or to make any other provisions with respect to matters or questions arising under the Indenture as shall not adversely affect the interests of the Holders in any material respect.
The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity,

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and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but, subject to any applicable provisions of the Indenture, the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
All terms used in this Security which are defined in the Indenture shall have the meaning assigned to them in the Indenture.

FORM OF ASSIGNMENT
ABBREVIATIONS
Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).
Additional abbreviations may also be used though not in the above list.
_________________

FOR VALUE RECEIVED, the undersigned hereby sell(s),
assign(s) and transfer(s) unto

_____________________________
Please insert Social Security or
other identifying number of assignee

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                                                               attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.
Dated:
Notice: This signature to the assignment must correspond with the name as written on the face of the within instrument in every particular, without alteration or enlargement, or any change whatever.

SCHEDULE OF INCREASES OR DECREASES IN THE PRINCIPAL AMOUNT
OF SECURITIES
The original principal amount of this Security is [●] U.S. Dollars ($[●]). The following increases or decreases in the principal amount of this Security have been made:

Date of increase or decrease	Amount of decrease in principal amount of this Security	Amount of increase in principal amount of this Security	Principal amount of this Security following such decrease or increase	Signature of authorized signatory of Trustee or Depositary

Exhibit B

MARATHON PETROLEUM CORPORATION
4.750% Senior Notes due 2044

No.	$[●] CUSIP No. 56585AAH5
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED. AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
MARATHON PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [●] [Insert if Global Security: CEDE & CO.], or registered assigns, the principal sum of [●] Dollars ($[●]),or such greater or lesser amount as indicated on the Schedule of Exchanges of Securities attached hereto, on September 15, 2044, and to pay interest thereon from September 5, 2014 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year commencing March 15, 2015, at the rate of 4.750% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or

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September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange all as more fully provided in said Indenture. If an Interest Payment Date, a Stated Maturity or a Redemption Date with respect to this Security falls on a day that is not a Business Day, the payment will be made on the next Business Day and no interest will accrue for the period from and after such Interest Payment Date, Stated Maturity or Redemption Date.
Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that (1) payments on any Global Security shall be made by electronic (same-day) funds transfer to the Depositary and (2) at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by electronic funds transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written instructions.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated:

MARATHON PETROLEUM CORPORATION,
By: ___________________________________

Attest: _________________________________

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By:_____________________________________
Authorized Signatory

MARATHON PETROLEUM CORPORATION
4.750% Senior Notes due 2044
This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 1, 2011, as supplemented by the First Supplemental Indenture, dated as of September 5, 2014 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $800,000,000.
Prior to March 15, 2044, the Securities of this series are subject to redemption upon not less than 30 days notice by mail, in whole at any time or in part from time to time, at the election of the Company, at a Redemption Price equal to the greater of (1) 100% of the principal amount of such Securities to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 25 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but not including, the Redemption Date.
On or after March 15, 2044, the Securities of this series are subject to redemption upon not less than 30 days notice by mail, in whole at any time or in part from time to time, at the election of the Company, at a Redemption Price equal to 100% of the principal amount of such Securities to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the Redemption Date.
“Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York, New York or Findlay, Ohio are authorized or obligated by law or executive order to close.
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

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“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average, as determined by the Company, of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the the Company obtains fewer than six such Reference Treasury Dealer Quotations, the average of all such quotations.
“Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.
“Reference Treasury Dealer” means each of RBS Securities Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, a dealer in U.S. Government securities selected by Mitsubishi UFJ Securities (USA), Inc. and two additional dealers in U.S. Government securities selected by the Company (each a “Primary Treasury Dealer”) and their respective successors that the Company specifies from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the the Company by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.
“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.
Notice of the redemption will be mailed to holders of Securities by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. If

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fewer than all of the Securities are to be redeemed, the Trustee will select, not more than 45 days prior to the Redemption Date, the particular Securities or portions thereof for redemption from the outstanding Securities not previously called by such method as the Trustee deems fair and appropriate.
Unless the Company defaults in payment of the redemption price, on or after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption.
In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
In the event that (a) the Acquisition is not consummated on or prior to September 30, 2015 or (b) if prior to September 30, 2015 the Purchase Agreement is terminated, other than in connection with the consummation of the Acquisition and is not otherwise amended or replaced (each event, a “Redemption Event”), the Securities of this series will be redeemed at the special mandatory redemption price equal to 101% of the principal amount of such Securities plus accrued and unpaid interest from the date of initial issuance, or the most recent date to which interest has been paid or provided for, whichever is later, to, but excluding, the Special Mandatory Redemption Date.
The Company, either directly or through the Trustee on the Company’s behalf, will cause a notice of the special mandatory redemption to be sent, with a copy to the Trustee, not later than five Business Days after the occurrence of the Redemption Event to each Holder at its registered address. Such notice will also specify the Special Mandatory Redemption Date. If funds sufficient to pay the special mandatory redemption price of all Securities to be redeemed on the Special Mandatory Redemption Date are deposited with the Paying Agent on or before such Special Mandatory Redemption Date, and certain other conditions are satisfied, on and after such Special Mandatory Redemption Date, such Securities will cease to bear interest and all rights under such Securities shall terminate.
“Acquisition” means the pending acquisition of Hess Retail Holdings LLC by Speedway LLC pursuant to the Purchase Agreement.
“Purchase Agreement” means the purchase agreement, dated May 21, 2014, between Speedway LLC and Hess Corporation, pursuant to which Speedway LLC has agreed to purchase from Hess Corporation all of the outstanding membership interest of Hess Retail Holdings LLC.
“Special Mandatory Redemption Date” means the date no later than the tenth Business Day following the earlier to occur of (a) September 30, 2015 or (b) the date that the Purchase Agreement is terminated other than in connection with the consummation of the Acquisition and is not otherwise amended or replaced.

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The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or of certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.
The Indenture contains provisions permitting the Company and the Trustee to modify the Indenture or any supplemental indenture without the consent of the Holders for one or more of the following purposes: (1) to evidence the succession of another corporation to the Company; (2) to add to the covenants of the Company; (3) to add additional events of default for the benefit of Holders of all or any series of Securities; (4) to add to or change provisions of the Indenture to allow for the issuance of Securities in other forms; (5) to add to, change or eliminate any of the provisions of the Indenture in respect of one or more series of Securities thereunder, under certain conditions specified therein; (6) to secure the Securities pursuant to the requirements of Section 10.05 of the Indenture or otherwise; (7) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01 of the Indenture; (8) to evidence the appointment of a successor Trustee; and (9) to cure any ambiguity, to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision of the Indenture, or to make any other provisions with respect to matters or questions arising under the Indenture as shall not adversely affect the interests of the Holders in any material respect.
The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity,

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and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but, subject to any applicable provisions of the Indenture, the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
All terms used in this Security which are defined in the Indenture shall have the meaning assigned to them in the Indenture.

FORM OF ASSIGNMENT
ABBREVIATIONS
Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).
Additional abbreviations may also be used though not in the above list.
_________________

FOR VALUE RECEIVED, the undersigned hereby sell(s),
assign(s) and transfer(s) unto

_____________________________
Please insert Social Security or
other identifying number of assignee

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                                                               attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.
Dated:
Notice: This signature to the assignment must correspond with the name as written on the face of the within instrument in every particular, without alteration or enlargement, or any change whatever.

SCHEDULE OF INCREASES OR DECREASES IN THE PRINCIPAL AMOUNT
OF SECURITIES
The original principal amount of this Security is [●] U.S. Dollars ($[●]). The following increases or decreases in the principal amount of this Security have been made:

Date of increase or decrease	Amount of decrease in principal amount of this Security	Amount of increase in principal amount of this Security	Principal amount of this Security following such decrease or increase	Signature of authorized signatory of Trustee or Depositary

Exhibit C

MARATHON PETROLEUM CORPORATION
5.000% Senior Notes due 2054

No.	$[●] CUSIP No. 56585AAJ1
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED. AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
MARATHON PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [●] [Insert if Global Security: CEDE & CO.], or registered assigns, the principal sum of [●] Dollars ($[●]),or such greater or lesser amount as indicated on the Schedule of Exchanges of Securities attached hereto, on September 15, 2054, and to pay interest thereon from September 5, 2014 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year commencing March 15, 2015, at the rate of 5.000% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or

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September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange all as more fully provided in said Indenture. If an Interest Payment Date, a Stated Maturity or a Redemption Date with respect to this Security falls on a day that is not a Business Day, the payment will be made on the next Business Day and no interest will accrue for the period from and after such Interest Payment Date, Stated Maturity or Redemption Date.
Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that (1) payments on any Global Security shall be made by electronic (same-day) funds transfer to the Depositary and (2) at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by electronic funds transfer to an account maintained by the Person entitled thereto as specified in the Security Register, provided that such Person shall have given the Trustee written instructions.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated:

MARATHON PETROLEUM CORPORATION,
By: ___________________________________

Attest: ________________________________

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By: ____________________________________
Authorized Signatory

MARATHON PETROLEUM CORPORATION
5.000% Senior Notes due 2054
This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 1, 2011, as supplemented by the First Supplemental Indenture, dated as of September 5, 2014 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $400,000,000.
Prior to March 15, 2054, the Securities of this series are subject to redemption upon not less than 30 days notice by mail, in whole at any time or in part from time to time, at the election of the Company, at a Redemption Price equal to the greater of (1) 100% of the principal amount of such Securities to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities to be redeemed (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 30 basis points, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but not including, the Redemption Date.
On or after March 15, 2054, the Securities of this series are subject to redemption upon not less than 30 days notice by mail, in whole at any time or in part from time to time, at the election of the Company, at a Redemption Price equal to 100% of the principal amount of such Securities to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the Redemption Date.
“Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York, New York or Findlay, Ohio are authorized or obligated by law or executive order to close.
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average, as determined by the Company, of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the the Company obtains fewer than six such Reference Treasury Dealer Quotations, the average of all such quotations.
“Independent Investment Banker” means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time.
“Reference Treasury Dealer” means each of RBS Securities Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, a dealer in U.S. Government securities selected by Mitsubishi UFJ Securities (USA), Inc. and two additional dealers in U.S. Government securities selected by the Company (each a “Primary Treasury Dealer”) and their respective successors that the Company specifies from time to time; provided, however, that if any of them ceases to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the the Company by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.
“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Securities to be redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.
Notice of the redemption will be mailed to holders of Securities by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. If fewer than all of the Securities are to be redeemed, the Trustee will select, not more than 45 days prior to the Redemption Date, the particular Securities or portions thereof for redemption from the outstanding Securities not previously called by such method as the Trustee deems fair and appropriate.
Unless the Company defaults in payment of the redemption price, on or after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption.
In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
In the event that (a) the Acquisition is not consummated on or prior to September 30, 2015 or (b) if prior to September 30, 2015 the Purchase Agreement is terminated, other than in connection with the consummation of the Acquisition and is not otherwise amended or replaced (each event, a “Redemption Event”), the Securities of this series will be redeemed at the special mandatory redemption price equal to 101% of the principal amount of such Securities plus accrued and unpaid interest from the date of initial issuance, or the most recent date to which interest has been paid or provided for, whichever is later, to, but excluding, the Special Mandatory Redemption Date.
The Company, either directly or through the Trustee on the Company’s behalf, will cause a notice of the special mandatory redemption to be sent, with a copy to the Trustee, not later than five Business Days after the occurrence of the Redemption Event to each Holder at its registered address. Such notice will also specify the Special Mandatory Redemption Date. If funds sufficient to pay the special mandatory redemption price of all Securities to be redeemed on the Special Mandatory Redemption Date are deposited with the Paying Agent on or before such Special Mandatory Redemption Date, and certain other conditions are satisfied, on and after such Special Mandatory Redemption Date, such Securities will cease to bear interest and all rights under such Securities shall terminate.
“Acquisition” means the pending acquisition of Hess Retail Holdings LLC by Speedway LLC pursuant to the Purchase Agreement.
“Purchase Agreement” means the purchase agreement, dated May 21, 2014, between Speedway LLC and Hess Corporation, pursuant to which Speedway LLC has agreed to purchase from Hess Corporation all of the outstanding membership interest of Hess Retail Holdings LLC.
“Special Mandatory Redemption Date” means the date no later than the tenth Business Day following the earlier to occur of (a) September 30, 2015 or (b) the date that the Purchase Agreement is terminated other than in connection with the consummation of the Acquisition and is not otherwise amended or replaced.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or of certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.
The Indenture contains provisions permitting the Company and the Trustee to modify the Indenture or any supplemental indenture without the consent of the Holders for one or more of the following purposes: (1) to evidence the succession of another corporation to the Company; (2) to add to the covenants of the Company; (3) to add additional events of default for the benefit of Holders of all or any series of Securities; (4) to add to or change provisions of the Indenture to allow for the issuance of Securities in other forms; (5) to add to, change or eliminate any of the provisions of the Indenture in respect of one or more series of Securities thereunder, under certain conditions specified therein; (6) to secure the Securities pursuant to the requirements of Section 10.05 of the Indenture or otherwise; (7) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01 of the Indenture; (8) to evidence the appointment of a successor Trustee; and (9) to cure any ambiguity, to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision of the Indenture, or to make any other provisions with respect to matters or questions arising under the Indenture as shall not adversely affect the interests of the Holders in any material respect.
The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but, subject to any applicable provisions of the Indenture, the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
All terms used in this Security which are defined in the Indenture shall have the meaning assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN THE PRINCIPAL AMOUNT
OF SECURITIES
The original principal amount of this Security is [●] U.S. Dollars ($[●]). The following increases or decreases in the principal amount of this Security have been made:

Date of increase or decrease	Amount of decrease in principal amount of this Security	Amount of increase in principal amount of this Security	Principal amount of this Security following such decrease or increase	Signature of authorized signatory of Trustee or Depositary

FORM OF ASSIGNMENT
ABBREVIATIONS
Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).
Additional abbreviations may also be used though not in the above list.
_________________

FOR VALUE RECEIVED, the undersigned hereby sell(s),
assign(s) and transfer(s) unto

_____________________________
Please insert Social Security or
other identifying number of assignee

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                                                               attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.
Dated:
Notice: This signature to the assignment must correspond with the name as written on the face of the within instrument in every particular, without alteration or enlargement, or any change whatever.